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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: September 8, 2003



                       VALUE CITY DEPARTMENT STORES, INC.
                       ----------------------------------

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)







                              3241 Westerville Road
                              Columbus, Ohio 43224
                                 (614) 471-4722
                              ---------------------
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                                 Not Applicable
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS

           Exhibit No.                           Description
           -----------        -------------------------------------------------

              99.1 Value City Department Stores, Inc. press release dated September 8, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On September 8, 2003, Value City Department Stores, Inc. (the "Company") issued a press release regarding its consolidated financial results for the second quarter ended August 2, 2003. A copy of the company's press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference.

         The Company will also present its financial results for the second quarter ended August 2, 2003 during a conference call on September 9, 2003 at 8:30 a.m. EDT which is available by simultaneous broadcast over the Internet at www.valuecity.com. A replay of the conference call will be available shortly after the conclusion of the conference call by calling (800) 839-0860
(pincode: 1443).

         The information in this Form 8-K, including the exhibit hereto, shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          VALUE CITY DEPARTMENT STORES, INC.

Date: September 8, 2003               By: /s/ James A. McGrady
                                          -------------------------------------
                                          James A. McGrady, Executive Vice
                                          President and Chief Financial Officer



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                                  EXHIBIT INDEX

    Exhibit No.                            Description
    -----------       ------------------------------------------------------

      99.1 Value City Department Stores, Inc. press release dated September 8, 2003.